Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Supplement to Prospectuses of each of the following Frontier Funds (collectively, the “Funds”)

Prospectuses, each dated October 31, 2017, for

Frontier Phocas Small Cap Value Fund
Institutional Class Shares (FPSVX)
Service Class Shares (FPVSX)

Frontier MFG Core Infrastructure Fund

Institutional Class Shares (FMGIX)

Service Class Shares (FCIVX)

Frontier MFG Global Equity Fund
Institutional Class Shares (FMGEX)
Service Class Shares (FMGSX)

Frontier MFG Global Plus Fund
Institutional Class Shares (FMGPX)

Service Class Shares (FMPSX)

Class Y Shares (FMGYX)

Frontier Silk Invest New Horizons Fund

Institutional Class Shares (FSNHX)

Service Class Shares (FNHSX)

(Prospectus previously supplemented December 18, 2017)

Recent Developments

On February 5, 2018, Frontegra Asset Management, Inc. (“Frontegra”), the investment adviser to the Funds, and William D. Forsyth III, President of Frontier Funds, Inc. (the “Company”) and President of Frontegra, entered into a purchase agreement with Frontier North America Holdings, Inc. (“FNAH”), a subsidiary of Magellan Financial Group Limited (“MFG”), and MFG pursuant to which FNAH will acquire Frontegra, subject to regulatory approvals and other customary closing conditions (the “Transaction”).   In connection with the Transaction, Mr. Forsyth has been named Executive Chairman of MFG’s business in North America and will retain day-to-day management responsibility for the operations of Frontegra and its affiliates. Mr. Forsyth will retain an indirect ownership stake in Frontegra via a minority holding in FNAH.

The Transaction will result in a change in control of Frontegra and, therefore, will constitute an “assignment” of the existing investment advisory agreement between Frontegra and the Company, on behalf of the following Funds: Frontier Phocas Small Cap Value Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the Transaction will result in the termination of the existing subadvisory agreements between Frontegra and each of the following subadvisers:  (1) Phocas Financial Corporation for subadvisory services to Frontier Phocas Small Cap Value Fund; and (2) Magellan Asset Management Limited doing business as MFG Asset Management, a subsidiary of MFG, for subadvisory services to Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund.  As previously announced, Frontegra and Silk Invest Limited, the subadviser to the Frontier Silk Invest New Horizons Fund, have mutually agreed to terminate the subadvisory agreement effective April 30, 2018, and the Board of Directors of the Company has approved the reorganization of the Silk Fund into a series of Unified Series Trust.  Accordingly, the Silk Fund is not expected to be affected by the Transaction.

The Board of Directors of the Company will consider new advisory and subadvisory agreements for the Frontier Phocas Small Cap Value Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund, to become effective following shareholder approval and upon closing of the Transaction, and each Fund’s shareholders will be asked to approve or disapprove of a new investment advisory agreement and the applicable subadvisory agreement at a special meeting of shareholders to be held later this year.  Details regarding the special meeting of shareholders will be contained in a proxy statement.

This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is February 20, 2018